SUPPLEMENT DATED DECEMBER 27, 2004
                     TO THE PROSPECTUS DATED MAY 1, 2004 FOR

                            PERSPECTIVE INVESTOR(SM)

         ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORKSM
                        THROUGH JNLNY SEPARATE ACCOUNT IV

THIS SUPPLEMENT UPDATES THE PROSPECTUS. PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.

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EFFECTIVE  JANUARY 10, 2005,  THERE IS A CHANGE TO THE POLICY LOAN PROVISIONS OF
YOUR POLICY, AS DESCRIBED BELOW.

BEGINNING ON PAGE 6, QUESTION 12: "MAY I TAKE OUT A POLICY LOAN?," PLEASE REPLACE THE ANSWER PARAGRAPH WITH:

        Yes, you may borrow money from us using the policy as the only security for your loan, subject to limitations. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. Day 1 Loans are also available. For more information, see "Policy Loans" on page 37. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Modified Endowment Contracts" on page 20.

ON PAGE 13, PLEASE REPLACE THE "POLICY LOAN INTEREST RATE" ROW (OF THE PERIODIC CHARGES TABLE) WITH:

       Policy Loan Interest Rate/12/           Annually                   4%
                                            (accrues daily)

AND PLEASE REPLACE FOOTNOTE 12 WITH:

        A loan against your policy accrues interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years and 3% thereafter. To secure a loan's repayment, we require that a corresponding amount of Policy Value be transferred to the Loan Account. On the Loan Account balance, we will credit interest that compounds daily at an annual effective interest rate of 3%. (At the same time, however, you forgo the performance of the Investment Divisions and the amount of interest we credit to the Fixed Account while your loan remains outstanding.)

ON PAGE 37 UNDER "POLICY LOANS," PLEASE REPLACE THE FIFTH PARAGRAPH WITH:

        Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. Loans accrue interest daily at an annual simple interest rate of 4% during your first through tenth Policy Years, and 3% thereafter. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.

ON PAGE 50, UNDER "POLICIES WHICH ARE NOT MECS" AND "TAX TREATMENT OF LOANS," PLEASE REPLACE THE FIRST PARAGRAPH WITH:

         TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the policy.


(To be used with NV5825 05/04.)
                                                                    NV5887 10/04